UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 17, 2014

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree MA	02184
(Address of principal executive offices)	(Zip Code)
 Registrant’s telephone number, including area code  781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

On September 17, 2014, Kathleen McDaniel, Executive Vice President, Global Human Resources of the Haemonetics Corporation (the “Company”) submitted her resignation from the Company effective September 30, 2014.  Ms. McDaniel will continue in her current capacity until that time and will assist in transitioning her responsibilities until her departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: September 22, 2014	By:	/s/ Christopher Lindop
Christopher Lindop, Vice President
and Chief Financial Officer